AT&T Inc.
RESTATED SEGMENT RESULTS FOR THE QUARTERS AND YEAR ENDED 2009
Dollars in Millions
Unaudited

Wireless
Segment Results
	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Total Segment Operating Revenues	$12,838	$13,222	$13,627	$13,817	$53,504
Total Segment Operating Expenses	9,385	9,932	10,135	10,251	39,703
Segment Operating Income	3,453	3,290	3,492	3,566	13,801
Equity in Net Income (Loss) of Affiliates	-	-	-	9	9
Segment Income Before Income Taxes	$3,453	$3,290	$3,492	$3,575	$13,810

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$1,499	$1,504	$1,490	$1,550	$6,043

Wireline
Segment Results
	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Total Segment Operating Revenues 1	$16,161	$15,988	$15,749	$15,614	$63,512
Total Segment Operating Expenses	14,104	14,116	13,986	13,873	56,079
Segment Operating Income	2,057	1,872	1,763	1,741	7,433
Equity in Net Income (Loss) of Affiliates	3	5	8	(1)	15
Segment Income Before Income Taxes	$2,060	$1,877	$1,771	$1,740	$7,448

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$3,176	$3,196	$3,228	$3,243	$12,843

Advertising Solutions
Segment Results
	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Segment Operating Revenues	$1,249	$1,211	$1,162	$1,102	$4,724
Segment Operating Expenses	897	872	845	806	3,420
Segment Operating Income	352	339	317	296	1,304
Equity in Net Income (Loss) of Affiliates	-	-	-	-	-
Segment Income Before Income Taxes	$352	$339	$317	$296	$1,304

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$176	$166	$159	$149	$650

Other
Segment Results
	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Segment Operating Revenues 1	$323	$313	$317	$325	$1,278
Segment Operating Expenses	448	308	501	1,067	2,324
Segment Operating Income (Loss)	(125)	5	(184)	(742)	(1,046)
Equity in Net Income (Loss) of Affiliates	134	226	172	177	709
Segment Income Before Income Taxes	$9	$231	$(12)	$(565)	$(337)

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$35	$37	$33	$73	$178
1 Full year amount reflects $181 of revenue that was previously classified as intersegment revenue within the Other segment which is now classified in the Wireline segment.

AT&T Inc.
RESTATED SEGMENT RESULTS FOR THE QUARTERS AND YEAR ENDED 2008
Dollars in Millions
Unaudited

Wireless
Segment Results
	For the Quarter Ended				For the Year
	Mar31,	Jun 30,	Sep 30,	Dec 31,	Ended
Total Segment Operating Revenues	$11,785	$11,976	$12,572	$12,841	$49,174
Total Segment Operating Expenses	8,692	8,797	10,081	9,999	37,569
Segment Operating Income (Loss)	3,093	3,179	2,491	2,842	11,605
Equity in Net Income (Loss) of Affiliates	2	3	1	-	6
Segment Income Before Income Taxes	$3,095	$3,182	$2,492	$2,842	$11,611

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$1,542	$1,510	$1,466	$1,507	$6,025

Wireline
Segment Results
	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Total Segment Operating Revenues 1	$17,146	$17,118	$17,060	$16,563	$67,887
Total Segment Operating Expenses	14,287	14,039	14,383	14,291	57,000
Segment Operating Income	2,859	3,079	2,677	2,272	10,877
Equity in Net Income (Loss) of Affiliates	7	4	7	2	20
Segment Income Before Income Taxes	$2,866	$3,083	$2,684	$2,274	$10,907

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$3,122	$3,216	$3,291	$3,330	$12,959

Advertising Solutions
Segment Results
	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Segment Operating Revenues	$1,398	$1,383	$1,333	$1,302	$5,416
Segment Operating Expenses	970	943	897	855	3,665
Segment Operating Income	428	440	436	447	1,751
Equity in Net Income (Loss) of Affiliates	-	-	-	-	-
Segment Income Before Income Taxes	$428	$440	$436	$447	$1,751

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$212	$203	$194	$180	$789

Other
Segment Results
	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Segment Operating Revenues 1	$415	$389	$377	$370	$1,551
Segment Operating Expenses	815	520	363	1,033	2,731
Segment Operating Income (Loss)	(400)	(131)	14	(663)	(1,180)
Equity in Net Income (Loss) of Affiliates	235	205	249	104	793
Segment Income Before Income Taxes	$(165)	$74	$263	$(559)	$(387)

Depreciation and amortization expenses included in
Total Segment Operating Expenses	$27	$29	$27	$27	$110
1 Full year amount includes $219 of revenue that was previously classified as intersegment revenue within the Other segment which is now classified in the Wireline segment.